UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2018

HRG GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4219	74-1339132
(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 906-8555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
HRG Group, Inc. (“HRG”, the “Company” or “our”) is filing this Current Report on Form 8-K (the “Report”) for the purpose of updating its Annual Report on Form 10-K (“Annual Report”) for the fiscal year ended September 30, 2017, which was filed with the Securities and Exchange Commission (the “SEC”) on November 20, 2017. This Report updates the following items for all periods presented and also updates certain disclosures.

•
In the first quarter of the fiscal year ending September 30, 2018, the Board of Directors of Spectrum Brands Holdings, Inc., our majority-owned subsidiary (“Spectrum Brands”), approved a plan to explore strategic alternatives for certain of its assets, including a planned sale of its Global Batteries and Appliances (“GBA”) business. On January 15, 2018, Spectrum Brands entered into a definitive Acquisition Agreement with Energizer Holdings, Inc. (“Energizer”), pursuant to which Spectrum Brands agreed to sell its global battery, lighting and portable power business to Energizer for an aggregate purchase price of $2.0 billion. Spectrum Brands expects a sale to be realized by December 31, 2018. Spectrum Brands is also actively marketing its appliances business. As a result, Spectrum Brands’ assets and liabilities associated with the GBA business have been classified as held for sale and the respective operations of the GBA business have been classified as discontinued operations, and have been retrospectively presented for all periods presented.

The information contained in this Report updates certain schedules and supersedes certain items contained in the Annual Report. Each of the items updated in the Annual Report is filed as a separate exhibit to this Report. This Report does not modify or update other disclosures as presented in the Annual Report. The financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2017 reflected the classification of the GBA business as discontinued operations.
This filing includes updates only to the portions of Part I Item 1, Part I Item 1A, Part I Item 2, Part II Item 6, Part II Item 7, Part II Item 7A and Part II Item 8 of the Annual Report that specifically relate to the aforementioned items, as applicable.
This Report should be read in conjunction with the Annual Report (except for the portion of Part I Item 1, Part I Item 1A, Part I Item2, Part II Item 6, Part II Item 7, Part II Item 7A and Part II Item 8 updated in this Report), Form 10-Q for the three-month period ended December 31, 2017 and other reports on Form 8-K filed during the fiscal year ending September 30, 2018.
Cautionary Statement Regarding Forward-Looking Statements
This document contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements that are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These forward-looking statements are based on the beliefs and assumptions of HRG’s management and the management of HRG’s subsidiaries and affiliates (including target businesses). Forward-looking statements include information concerning possible or assumed future actions, events, results, strategies and expectations, including plans and expectations regarding future acquisitions, dispositions, distributions, and similar activities, and are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions.
Such forward-looking statements are subject to risks and uncertainties that could cause actual results, events and developments to differ materially from those set forth in or implied by such statements. These statements are based on the beliefs and assumptions of HRG’s management and the management of HRG’s subsidiaries. Factors that could cause actual results, events and developments to differ include, without limitation: the ability to close the proposed transaction with Spectrum Brands; the ability of HRG’s subsidiaries to close previously announced transactions; the ability of HRG’s subsidiaries to generate sufficient net income and cash flows to make upstream cash distributions; the decision of the boards of HRG’s subsidiaries to make upstream cash distributions, which is subject to numerous factors such as restrictions contained in applicable financing agreements, state and regulatory restrictions and other relevant considerations as determined by the applicable board; HRG’s liquidity, which may be impacted by a variety of factors, including the capital needs of HRG’s subsidiaries; capital market conditions; commodity market conditions; foreign exchange rates; HRG’s and its subsidiaries’ ability to identify, pursue or complete any suitable future acquisition or disposition opportunities, including realizing such transaction’s expected benefits and the timetable for completing applicable financial reporting requirements; litigation; potential and contingent liabilities; management’s plans; changes in regulations; taxes; and the risks that may affect the performance of the operating subsidiaries of HRG and those factors listed under the caption “Risk Factors” in this report.
We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all forward-looking statements. All forward-looking statements described herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized. Neither HRG nor any of its affiliates undertake any obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operation results, except as required by law.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1	Updated Part I, Item 1 (Business) to adjust for the GBA business as discontinued operations
99.2	Updated Part I, Item 1A (Risk Factors)
99.3	Updated Part I, Item 2 (Properties)
99.4	Updated Part II, Item 6 (Selected Financial Data) to recast the GBA business as discontinued operations
99.5
Updated Part II, Item 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) and Updated Part II Item 7A (Quantitative and Qualitative Disclosures About Market Risk), which updates the discussion of our results of operations for the year ended September 30, 2017 compared to the year ended September 30. 2016 and for the year ended September 30, 2016 compared to the year ended September 30, 2015 to recast the GBA business as discontinued operations.

99.6	Updated Part II, Item 8 (Financial Statements and Supplementary Data) to recast the GBA business as discontinued operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRG GROUP, INC.

/s/ George C. Nicholson
Name: George C. Nicholson
Title: Senior Vice President, Chief Accounting Officer and Chief Financial Officer

Dated: March 30, 2018